July 30, 2014 2014 Q3 Earnings Conference Call July 30, 2014

July 30, 2014 2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K and quarterly reports on Form 10-Q for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and those involving Russia, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

July 30, 2014 John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

July 30, 2014 4 2014 Q3 Results * See reconciliation in appendix 36% increase in Adjusted EPS* Adjusted Net Income* attributable to UGI rose to $17.1 million in Q3 of FY 2014 vs. $12.4 million in prior-year period $0.11 $0.15 $0.00 $0.04 $0.08 $0.12 $0.16 2013 2014 Adjusted EPS*

July 30, 2014 5 Operational Highlights Midstream & Marketing • Marcellus asset network serving strong natural gas demand across the region • Producer and consumer recognition of “infrastructure gap” Gas Utility • Expect to add a record 18,000 new residential and commercial customers in FY14 • GETgas - tremendous response thus far • On-schedule to meet our cast iron/bare steel replacement commitments

UGI CORPORATION

Operational Highlights

AmeriGas

- AmeriGas Cylinder Exchange (ACE) – volume growth up ~ 8% YTD
- National Accounts volumes up 11% in Q3 year-over-year

UGI International

- Strong performance despite significantly warmer weather in Q3 and YTD
- Continued focus on unit margin management and expense control

July 30, 2014

6

July 30, 2014 Kirk Oliver Chief Financial Officer

July 30, 2014 8 Q3 Weather vs. Normal (W A R M E R ) COL D E R (W A R M E R ) -9.3% 0.5% -19.8% 19.7% -15.5% -7.2% -6.3% -7.1% -20.0% -10.0% 0.0% 10.0% 20.0% 2014 Q3 2013 Q3 AmeriGas Antargaz Flaga Utility

July 30, 2014 9 AmeriGas VOLUME  Warmer weather MARGIN  Higher unit margins OPEX  Transition expenses  Higher payroll & benefits  Vehicle and equipment repairs  Advertising related to spring marketing programs  General Insurance Total Margin Opex includes all operating expenses, net of miscellaneous income. Excludes impact of mark-to- market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales. 3.8 7.2 (9.6) 6.3 (0.3) 2.4 4.6 -$8 -$6 -$4 -$2 $0 $2 $4 $6 $8 2 0 1 3 V o lu m e U n it Mar gi n s A n ci lla ry sa les/ servi ce s O p ex & O th e r D & A 2 0 1 4 Operating Income, $ MM

July 30, 2014 10 UGI International VOLUME  Significantly warmer weather MARGIN  Weather impact on customer mix OPEX  Increased costs at Flaga from BP Poland acquisition Total Margin * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 13.7 (1.0) (11.0) (0.6) (2.1) (0.7) (0.3) -$2 $0 $2 $4 $6 $8 $10 $12 $14 $16 2 0 1 3 LPG V o lu m e U n it Mar gi n s O p ex & O th e r D & A In t. ex p e n se 2 0 1 4 Income Before Taxes, $ MM

July 30, 2014 11 Gas Utility MARGIN  Weather slightly colder than prior year period  Higher core market and large firm delivery margins OPEX  Higher maintenance expenses Total Margin * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 5.0 7.3 1.8 3.0 (1.3) (0.6) (0.6) $0 $10 $20 2 0 1 3 C o re Ma rket M argi n Ot h er Mar gi n O p ex & O th e r D & A In t. ex p e n se 2 0 1 4 Income Before Taxes, $ MM

July 30, 2014 12 Midstream & Marketing MARGIN  Higher capacity management, storage, and gathering margin  Higher gas marketing margin  Higher electric generation margin  Continued benefit from locational basis difference OPEX  Expanded natural gas gathering assets Total Margin * Excludes impact of mark-to-market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales. 6.4 25.6 10.6 2.0 10.6 (2.8) (1.3) 0.1 $0 $10 $20 $30 $40 2 0 1 3 M ar ke tin g Ge n eratio n M id st re am/ O th e r O p ex & O th e r D & A In t. Ex p e n se 2 0 1 4 Income Before Taxes, $ MM

July 30, 2014 13 Liquidity and Guidance Update Total AmeriGas UGI International Utilities Midstream Corporate & Other Cash on Hand $438.4 $14.7 $147.0 $28.5 $14.1 $234.1 Revolving Credit Facilities $525.0 $134.2 $300.0 $240.0 NA Accounts Receivable Facility NA NA NA 41.4 NA Drawn on Facilities 92.5 0.0 0.0 0.0 NA Letters of Credit 64.7 44.3 2.0 0.0 NA Available Facilities $367.8 $89.9 $298.0 $281.4 Available Liquidity $382.5 $236.9 $326.5 $295.5 Excluding cash residing at operating subsidiaries, UGI had $222.8 million of cash at 06/30/14 compared with $100.0 million at 06/30/13.

July 30, 2014 14 Dividend Increase, Stock Split and Guidance Dividend Increase • 10.6% in quarterly dividend from $0.2950 to ~ $0.3263 on a pre-split basis • Strikes balance between income and growth Stock Split • Three-for-two stock split for shareholders of record on August 22, 2014 Affirmed adjusted EPS guidance of $2.95 - $3.05

July 30, 2014 Jerry Sheridan CEO of AmeriGas

July 30, 2014 16 Q3 Adjusted EBITDA * See appendix for Adjusted EBITDA reconciliation $69.0 $55.1 $0 $10 $20 $30 $40 $50 $60 $70 $80 2 0 1 3 Q 3 2 0 1 4 Q 3 Adjusted EBITDA*, $ Millions

July 30, 2014 17 Operational Highlights • Adjusted EBITDA was $55.1MM compared to $69MM in prior-year period • Warmer weather led to a 4% decrease in retail volume • Retail margins expanded with inflation • Unusual winter led to higher operating expenses • Affirmed EBITDA guidance for FY14 of $660 to $675 million

July 30, 2014 18 National Accounts • Volume up 11% in Q3 versus last year AmeriGas Cylinder Exchange (ACE) • Volume growth up 4% in Q3 and ~ 8% YTD • Added over 1,000 new locations YTD • Now 48,000 distribution locations nationwide Growth Initiatives

July 30, 2014 19 Earnings Power • Earnings have nearly doubled from just three years ago • 2014 YTD EBITDA through Q3 approximately equal to full- year 2013 EBITDA Strong Balance Sheet • Leverage Ratio ~ 3.6x • Distribution coverage > 1.2x ETP secondary offering • Completed offering of 8.5MM units, reducing ETP’s holdings to 4.4MM units or 4.7% of units outstanding Strategic Milestones

July 30, 2014 John Walsh President & CEO

July 30, 2014 21 Strategic Milestones Total LPG distribution business • Reached agreement in principle to acquire Total’s LPG business in France for €400 - €450 million • Distributed 265 retail gallons of LPG in 2013 Temple LNG Expansion • Increase liquefaction capacity by 50% Auburn Loop • Construction on schedule with deliveries beginning in Fall 2014 Diversified Growth Opportunities

July 30, 2014 22 In Conclusion Strong Q3 performance despite warmer than normal weather across most of our service territories Significant growth opportunities across all four business segments in 2015FY and beyond Combination of dividend increase and stock split reflects our board’s confidence in the company’s future prospects

July 30, 2014 Q&A

July 30, 2014 Appendix

July 30, 2014 25 UGI Supplemental Information: Footnotes  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. Adjusted net income attributable to UGI is net income attributable to UGI excluding (i) net after-tax gains and losses on commodity derivative instruments not associated with current period transactions at Midstream & Marketing and net after-tax gains and losses on commodity derivative instruments not associated with current period transactions at AmeriGas Propane for commodity derivative instruments entered into beginning April 1, 2014 and (ii) those items that management regards as highly unusual in nature and not expected to recur. Midstream & Marketing and AmeriGas Propane account for gains and losses on its commodity derivative instruments in earnings as a component of cost of sales or revenues. Volatility in net income at UGI can occur as a result of gains and losses on derivative instruments not associated with current period transactions but included in earnings in accordance with generally accepted accounting principles.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non- GAAP measures provide meaningful information to investors about UGI's performance because they eliminate the impact of (i) gains and losses on Midstream & Marketing's commodity derivative instruments, and gains and losses on AmeriGas Propane's commodity derivative instruments entered into beginning April 1, 2014, that are not associated with current period transactions and (ii) those items that management regards as highly unusual in nature and not expected to recur.  The following tables reconcile diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share and consolidated net income attributable to UGI Corporation, the most comparable GAAP measure, to adjusted net income attributable to UGI, to reflect the adjustments referred to above:

July 30, 2014 26 Adjusted EPS to GAAP EPS Reconciliation Three Months Ended Nine Months Ended June 30, June 30, 2014 2013 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 0.18$ 0.08$ Net (gains) losses on Midstream & Marketing's derivative instruments not associated with current period transactions (1) (0.03) 0.03 Adjusted diluted earnings per share 0.15$ 0.11$ (1) Includes the impact of rounding.

July 30, 2014 27 Adjusted Net Income to GAAP EPS Reconciliation Three Months Ended Nine Months Ended June 30, June 30, 2014 2013 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 20.6$ 9.1$ Net (gains) losses on Midstream & Marketing's derivative instruments not associated with current period transactions (4.1) 3.3 Net losses on AmeriGas Propane commodity derivative instruments entered into beginning April 1, 2014, not associated with current period transactions, net of minority interest impact 0.6 - Adjusted net income attributable to UGI Corporation 17.1$ 12.4$

July 30, 2014 28 AmeriGas Supplemental Information: Footnotes  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its business segments as the profitability measure for its domestic propane segment.

July 30, 2014 29 AmeriGas Partners EBITDA Reconciliation 2014 2013 Net (loss) attributable to AmeriGas Partners, L.P. (37,761)$ (34,595)$ Income tax expense (benefit) 847 (59) Interest expense 41,328 41,247 Depreciation 37,069 41,738 Amortization 10,788 10,775 EBITDA 52,271$ 59,106$ Heritage Propane acquisition and transition expense - 9,862 Net losses on commodity derivative instruments entered into beginning April 1, 2014, not associated with current period transactions 2,781 - Adjusted EBITDA 55,052$ 68,968$ June 30, Three Months Ended

July 30, 2014 Investor Relations: 610-337-1000 Daniel Platt (x1029) pllattd@ugicorp.com